[FRONT OF CONSENT CARD]                                               EXHIBIT 99

CONSENT
                                  TENERA, L.P.

          CONSENT SOLICITED BY TEKNEKRON TECHNOLOGY MLP I CORPORATION,
                              THE GENERAL PARTNER

    THE UNDERSIGNED HOLDER OF DEPOSITORY UNITS REPRESENTING LIMITED PARTNERS' INTERESTS (THE "UNITS") IN TENERA, L.P. (THE "PARTNERSHIP") ACKNOWLEDGES RECEIPT OF THE PARTNERSHIP'S CONSENT SOLICITATION STATEMENT/PROSPECTUS, DATED
          , 199 (THE "CONSENT SOLICITATION STATEMENT/PROSPECTUS"); REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO GIVE THE CONSENT CONTAINED HEREIN; AND HEREBY TAKES THE ACTION SET FORTH BELOW WITH RESPECT TO ALL UNITS AS TO WHICH THE UNDERSIGNED IS ENTITLED TO GIVES ITS
CONSENT:

    A PROPOSAL TO ADOPT, APPROVE AND RATIFY THE CONVERSION (AS DEFINED IN THE CONSENT SOLICITATION STATEMENT/PROSPECTUS) AND ALL TRANSACTIONS AND AGREEMENTS CONTEMPLATED THEREBY, INCLUDING, WITHOUT LIMITATION, THE MERGER, AS DEFINED AND MORE FULLY DESCRIBED IN THE CONSENT SOLICITATION STATEMENT/PROSPECTUS. THE GENERAL PARTNER RECOMMENDS YOU CONSENT TO THIS PROPOSAL.

             / / FOR             / / AGAINST             / / ABSTAIN

                                               (COMPLETE AND SIGN ON OTHER SIDE)

[BACK OF CONSENT CARD]

    WHEN THIS CONSENT HAS BEEN PROPERLY EXECUTED, THE UNITS REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE. IF NO SPECIFICATION IS MADE, THIS CONSENT WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE OTHER SIDE.

                                                --------------------------------

                                                --------------------------------
                                                SIGNATURE OF UNITHOLDER(S)

                                                PLEASE SIGN YOUR NAME HERE
                                                EXACTLY AS IT APPEARS HEREON.
                                                WHEN SIGNING AS ATTORNEY,
                                                EXECUTOR, ADMINISTRATOR,
                                                TRUSTEE, OR GUARDIAN, PLEASE
                                                GIVE YOUR FULL TITLE AS IT
                                                APPEARS HEREON. EACH JOINT OWNER
                                                MUST SIGN.

                                                DATED                      , 199